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                                                                    EXHIBIT 4.16

                          NOMINEE HOLDER CERTIFICATION

     The undersigned, a bank, broker or other nominee of rights to purchase shares of common stock, par value $0.01 per share, of NTL Incorporated (the "Company") pursuant to the rights offering described in the Company's prospectus
dated          , 2003, certifies to the Company and to Continental Stock
Transfer & Trust Company, as subscription agent for the rights offering, that the undersigned has:

          (1) elected to purchase the number of shares specified below pursuant to the basic subscription privilege and the number of additional shares specified below pursuant to the over-subscription privilege (each as described in the prospectus), on behalf of beneficial owners each of whom are resident in the United States or non-United States holders who fall within the permitted categories of persons described in the prospectus;

          (2) listed separately below for each beneficial owner (without identifying the beneficial owner) the number of shares each beneficial owner has elected to purchase under the basic subscription privilege and the over-subscription privilege; and

          (3) checked the box in the column titled "Check Box if Rights Granted Directly by Company" below if the shares the beneficial owner has elected to purchase under the basic subscription privilege are being purchased pursuant to rights granted to such beneficial owner directly by the Company and not pursuant to rights purchased or otherwise acquired from someone else.

             NUMBER OF                NUMBER OF SHARES                 NUMBER OF SHARES           CHECK BOX IF RIGHTS
            SHARES OWNED          ELECTED TO PURCHASE UNDER        ELECTED TO PURCHASE UNDER      GRANTED DIRECTLY BY
         ON THE RECORD DATE     BASIC SUBSCRIPTION PRIVILEGE      OVER-SUBSCRIPTION PRIVILEGE           COMPANY
       ----------------------  -------------------------------  -------------------------------   -------------------

       1. ------------------                                                                              [ ]
                                ------------------------------   ------------------------------

       2. ------------------                                                                              [ ]
                                ------------------------------   ------------------------------

       3. ------------------                                                                              [ ]
                                ------------------------------   ------------------------------

       4. ------------------                                                                              [ ]
                                ------------------------------   ------------------------------

       5. ------------------                                                                              [ ]
                                ------------------------------   ------------------------------

       6. ------------------                                                                              [ ]
                                ------------------------------   ------------------------------

       7. ------------------                                                                              [ ]
                                ------------------------------   ------------------------------

       8. ------------------                                                                              [ ]
                                ------------------------------   ------------------------------

Provide the following information if applicable:

Depository Trust Company ("DTC")                       DTC Participant Number:
Participant Name:                                      ------------------------------------------------
  ---------------------------------------
                                                       DTC basic subscription confirmation number(s):
By:                                                    ------------------------------------------------
------------------------------------------------
Name:
Title: